Form 8-K - CURRENT REPORT

                  UNITED STATES
       SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549



                   FORM 8-K


               CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934

         Date of Report: April 14, 2004

      Urban Improvement Fund Limited - 1973-II
(Exact name of registrant as specified in its charter)


       California                 0-7771       95-6398192
(State or other jurisdiction   (Commission  (I.R.S. Employer
   of incorporation)           File Number)  Identification
                                                 Number)


             55 Beattie Place
           Post Office Box 1089
        Greenville, South Carolina 29602
       (Address of principal executive offices)


Registrant's telephone number, including area code
(206) 622-9900

                   N/A

(Former address, if changed since last report)

                   N/A






Item 4.    Changes in Registrant's Certifying Accountant


As of April 14, 2004, Carter & Company, Certified Public
Accountants, LLC, the independent accountant previously engaged as the principal accountant to audit the financial statements of Urban Improvement Fund Limited - 1973 (the
"Registrant" or the "Partnership"), was terminated.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

16.1 Letter dated April 14, 2004 from the former accountant regarding its concurrence with the statements made by the Registrant in this Current Report.


                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






URBAN IMPROVEMENT FUND LIMITED - 1973-II
           (Registrant)
By:   Interfinancial Real Estate Management
      Company, General Partner




/s/Michael Fulbright
(Signature)
By:  Michael Fulbright, Secretary




/s/John M. Orehek
(Signature)
By:  John M. Orehek, Senior Vice President



Date:  April 14, 2004


Exhibit 16.1





April 14, 2004



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

I have read Item 4 included in the Form 8-K dated April 14,
2004 of Urban Improvement Fund Limited - 1973-II filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,




CARTER & COMPANY, CERTIFIED PUBLIC ACCOUNTANTS, LLC
Alpharetta, Georgia

/s/Christine E. Carter
   Christine E. Carter